United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
June 2, 2016

Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Fidelity National Information Services, Inc. (“the Company”) is filing this Current Report on Form 8-K (this "Current Report") to recast certain prior period financial statements to reflect reclassifications of certain businesses between reportable segments.

In 2015, FIS finalized a reorganization and began reporting its financial performance based on three segments: Integrated Financial Solutions (“IFS”), Global Financial Solutions (“GFS”) and Corporate and Other. We recast all previous periods to conform to the new segment presentation. Following our November 30, 2015 acquisition of SunGard, the SunGard business then acquired was included within the GFS segment as its economic characteristics, international business model, and various other factors largely aligned with those of our GFS segment. As we have further integrated the acquired SunGard businesses through March 31, 2016, we have reclassified certain SunGard businesses (corporate liquidity and wealth management) that are oriented more to the retail banking and payments activities of IFS into that segment. Certain other non-strategic businesses from both SunGard (public sector and education) and legacy FIS (commercial services and check authorization) have been reclassified to the Corporate and Other segment, as have SunGard administrative expenses. The Company began to report comparative results under the modified organizational structure in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2016. The Company also provided a description of the modified reporting structure and a summary of the effects of these changes on the Company’s historical segment results for 2015, 2014 and 2013 in a Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on May 3, 2016.

The rules of the SEC require that when a registrant prepares, on or after the date a registrant reports an accounting change such as the change described above, a new registration, proxy or information statement (or amends a previously filed registration, proxy or information statement) that includes or incorporates by reference financial statements, the registrant must recast the prior period financial statements included or incorporated by reference in the registration, proxy or information statement to reflect the changes. Accordingly, the Company is filing this Current Report to recast its consolidated financial statements for each of the three years in the period ended December 31, 2015 to reflect the changes in segment reporting described above and ensure that the Company remains compliant with the SEC's rules in the event it files or amends a registration, proxy or information statement in the future. The recasting of information presented in certain sections of the Company’s 2015 Annual Report on Form 10-K (the "2015 Annual Report") is set forth in Exhibits 99.1, 99.2 and 99.3 to this Form 8-K, which are incorporated herein by reference.

The information included in this Current Report, including the exhibits, is presented in connection with the reporting changes described above and does not amend or restate consolidated revenues, operating income or net earnings for any of the previously reported periods. This Current Report does not reflect events occurring after the Company filed the 2015 Annual Report and does not modify or update the disclosures therein in any way, other than to illustrate the reclassifications within the Company's organizational structure. For developments that have occurred subsequent to the filing of the 2015 Annual Report, refer to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, which was filed with the SEC on May 4, 2016, and other filings by the Company with the SEC.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
23.1	Consent of Independent Registered Public Accounting Firm (KPMG LLP)
99.1	Updated Part I, Item 1. "Business", from the Company's Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 26, 2016
99.2
Updated Part II, Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations", from the Company's Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 26, 2016

99.3
Updated Part II, Item 8. "Financial Statements and Supplementary Data", from the Company's Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 26, 2016

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: June 2, 2016	By:	/s/ James W. Woodall
		Name:	James W. Woodall
		Title:	Corporate Executive Vice President and Chief Financial Officer

Fidelity National Information Services, Inc.
Date: June 2, 2016	By:	/s/ Michael A. Nussbaum
		Name:	Michael A. Nussbaum
		Title:	Corporate Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description
23.1	Consent of Independent Registered Public Accounting Firm (KPMG LLP)
99.1	Updated Part I, Item 1. "Business", from the Company's Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 26, 2016
99.2
Updated Part II, Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations", from the Company's Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 26, 2016

99.3
Updated Part II, Item 8. "Financial Statements and Supplementary Data", from the Company's Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 26, 2016

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document